CornerCap Group of Funds
Manager’s Report for the Shareholders
For the year ended March 31, 2001

Dear Shareholder:

For the fiscal year ending March 31, 2001, our Small Cap Value Fund and our Balanced Fund performed exceptionally well. In our quarterly reports, we have discussed the significant change in the market that started in March 2000, as the technology and telecommunication sectors began their sharp decline. While our two funds have appreciated nicely, the overall market has continued its decline into the current year. The returns for these funds and appropriate benchmarks for our most recent fiscal year are as follows:

Returns for the Fiscal Year Ending March 31, 2001

(* Blended 60/40 = 60% Russell 1000 Index + 40% Lehman Govt/Corp Bond Index)

The excellent returns of the Small Cap Value and Balanced Funds have continued since March 31, 2001, returning 9.4% and 5.5%, respectively, through May 25, 2001. We believe that this positive trend will continue as investors go through the process of lowering their expectations for the market in general and for the large and mid-sized technology stocks in particular.

On July 31, 2000, we added the CornerCap Emerging Growth Fund (CEGF) to our family of funds. The purpose of the CEGF is to capture above market returns in a higher risk, niche area of the market and to have a high probability that these returns will not be correlated with the returns from our other funds. Many of our clients use more than one of our funds, and this lack of correlation (i.e., returns with different cycles) tends to smooth out the near-term volatility. Since the inception of the CEGF, we have not been able to capture the above market returns, but we have realized uncorrelated returns. Through fiscal year-end (eight months ending March 31, 2001), the fund was down 31.8%. Since March 31 (through May 25, 2001), the fund has recovered nicely and is up 17.0%.

On a final note, our Board of Trustees recently voted to begin receiving all or a portion of their compensation in shares of our mutual funds. This is another example our Board’s continuing to act in the best interest of our shareholders.

CornerCap Investment Counsel
May 30, 2001

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
CornerCap Balanced Fund
Atlanta, Georgia

We have audited the accompanying statement of assets and liabilities of CornerCap Balanced Fund, including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CornerCap Balanced Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                                                         TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
May 9, 2001

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

March 31, 2001

Shares		Value (Note 1-A)
	COMMON STOCKS - 55.5%
	Aerospace - 3.4%
2,300	Goodrich BF Co.	$88,251
1,800	Rockwell International Corp.	65,430

		153,681

	Appliances - 1.8%
2,500	Maytag Corp.	80,625

	Automotive - 3.6%
3,145	Ford Motor Co.	88,437
2,200	TRW, Inc.	74,800

		163,237

	Bank - 1.6%
2,200	First Union Corp.	72,600

	Beverages - 2.7%
2,600	Anheuser-Busch Companies, Inc.	119,418

	Building Materials - 1.6%
1,600	PPG Industries, Inc.	73,744

	Communications - 5.0%
6,700	Lucent Technologies	66,799
2,400	Telefonos de Mexico ADR	75,696
4,300	Worldcom *	80,356

		222,851

	Diversified - 4.6%
2,700	ITT Industries, Inc.	104,625
4,300	National Service Industries, Inc.	100,835

		205,460

	Electric Components - 1.5%
4,200	LSI Logic Corp. *	66,066

	Electric Lighting and Wiring Equipment - 2.4%
1,750	Johnson Controls, Inc.	109,305

	Electrical Utilities - 3.9%
2,000	DTE Energy Corp.	79,600
3,400	First Energy Corp.	94,928

		174,528

	Financial Services - 3.0%
2,960	JP Morgan Chase & Co.	132,905

	Food - 1.9%
4,000	Sara Lee Corp.	86,320

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 2001

Shares		Value (Note 1-A)
COMMON STOCKS - 55.5%
	Machinery -- 3.0%
1,600	Briggs & Stratton Corp.	$61,392
1,100	Eaton Corp.	75,197

		136,589

	Manufacturing -- 2.7%
2,815	Tyco International	121,693

	Metals -- 4.5%
3,816	Alcoa, Inc.	137,185
1,600	Phelps Dodge Corp.	64,288

		201,473

	Oil Industry -- 2.0%
2,400	Ashland, Inc.	92,160

	Paper & Forest Products - 1.6%
2,000	International Paper	72,160

	Textile -- 2.4%
2,500	Spring Industries, Inc.	107,000

	Thrift - 2.3%
4,180	Washington Federal, Inc.	102,671

	Total Common Stocks (Cost $2,358,684)	2,494,486

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 2001

Principal Amount		Value (Note 1-A)
	CORPORATE BONDS - 29.5%

	Electrical Utilities - 3.4%
	National Rural Utilities Cooperative Finance Group
$150,000	6.375%, Due 10/15/04	$153,949

	Electronic Components - 3.4%
	Sony Corp.
150,000	6.125%, Due 03/04/03	152,817

	Entertainment - 4.7%
	Walt Disney Co.
200,000	6.750%, Due 03/30/06	211,161

	Financial Service - 18.0%
	General Motors Acceptance Corp.
150,000	6.700%, Due 04/30/01	150,164
	Merrill Lynch & Co., Inc.
150,000	6.375%, Due 10/15/08	150,439
	Nations Bank Corp.
200,000	6.375%, Due 05/15/05	203,048
	Norwest Financial, Inc.
150,000	6.250%, Due 12/15/07	151,097
	Walmart Stores, Inc.
150,000	6.750%, Due 05/15/02	152,715

		807,463

	Total Corporate Bonds (Cost $1,339,878)	1,325,390

	U.S. GOVERNMENT BONDS - 10.4%

	U.S. Treasury Notes
$140,000	6.50%, Due 08/15/05	$150,450
100,000	6.50%, Due 10/15/06	108,598
200,000	5.50%, Due 05/15/09	207,104

	Total Government Bonds (Cost $455,758)	466,152

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 2001

Principal Amount			Value (Note 1-A)
	SHORT-TERM INVESTMENTS - 7.1%
	Federated Treasury
$320,345	(Cost $320,345)		$ 320,345

	Total Investments (Cost $4,474,665) (a)	102.5%	4,606,373
	Other Assets and Liabilities, Net	2.5%	(110,587)

	Net Assets	100.00%	$ 4,495,786

*	Non-income producing security
ADR - American Depository Receipt
(a)	Aggregate cost for federal income tax purpose is $4,511,219.
	At March 31, 2001, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Gross unrealized appreciation	$ 373,556
	Gross unrealized appreciation	(278,402)

	Net unrealized appreciation	95,154

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

ASSETS
Investments at market value,
(Identified cost $4,474,665) (Note 1-A)	$4,606,373
Cash	95,050
Receivable for investment securities purchased	26,889
Interest receivable	33,520
Dividends receivable	2,149
Other assets	1,515

Total assets	4,765,496

LIABILITIES
Payable for investment securities purchased	$261,160
Payable for fund shares redeemed	3,500
Advisory fee payable	3,885
Service fees payable	1,165

Total liabilities	269,710

NET ASSETS
(Applicable to 398,418 shares outstanding,
unlimited number of shares authorized)	$4,495,786

NET ASSET VALUE, offering and repurchase
PRICE PER SHARE
($4,495,786 ÷ 398,418 shares)	$11.28

NET ASSETS
At March 31, 2001, net assets consisted of:
Paid-in capital	4,592,969
Undistributed net investment income	95,445
Accumulated net realized loss on investments	(324,336)
Net unrealized appreciation of investments	131,708

$4,495,786

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2001

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $348)	$74,601
Interest	114,971

Total income	189,572

Expenses
Management fee (Note 2)	43,708
Service costs (Note 2)	13,283

Total expenses	56,991

Net investment income	132,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(171,616)
Change in unrealized appreciation of investments	402,767

Net gain on investments	231,151

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$363,732

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

Years ended March 31, 2001 and 2000

2001 2000

INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income	$132,581	$158,753
Net realized loss on investments	(171,616)	(93,481)
Change in unrealized appreciation/depreciation of investments	402,767	(261,379)

Net increase (decrease) in net assets resulting
from operations	363,732	(196,107)

Distributions to shareholders from
Net investment income
($0.34 and $0.37 per share, respectively)	(130,891)	(158,480)
Capital gains
($0.03 and $0.24 per share, respectively)	(13,184)	(102,470)

	(144,075)	(260,950)

Capital share transactions (a)
Increase (decrease) in net assets resulting from capital
share transactions	(153,912)	389,089

Total increase (decrease) in net assets	65,745	(67,968)

NET ASSETS
Beginning of year	4,430,041	4,498,009

End of year
(Including undistributed net investment income of
$95,445 and $93,755, respectively)	$4,495,786	$4,430,041

(a)          Summary of capital share activity follows:

	2001		2000
	Shares	Value	Shares	Value

Shares sold	63,016	$ 704,463	107,546	$ 1,317,619
Shares issued on reinvestment of distributions	12,883	144,025	23,199	260,063

	75,899	848,488	130,745	1,577,682
Shares redeemed	(91,282)	(1,002,400)	(104,080)	(1,188,593)

Net increase (decrease)	(15,383)	$ (153,912)	26,665	$ 389,089

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

	For The Year Ended March 31, 2001	For The Year Ended March 31, 2000	For The Year Ended March 31, 1999	For The Period June 1, 1997 to March 31, 1998 (a)	For the Period May 24, 1997* To May 31, 1997
Per Share Operating Performance
Net Asset value, beginning of period	$ 10.71	$ 11.62	$ 12.21	$ 32.99	$ 33.20

Income from investment operations -
Net investment income	.40	.36	.21	.24	.01
Net realized and unrealized gain (loss) on investments	.54	(.66)	(.26)	2.20	(.22)

Total from investment operations	.94	(.30)	(.05)	2.44	(.21)

Less distributions from -
Net investment income	(.34)	(.37)	(.07)	(.19)	--
Realized gains	(.03)	(.24)	(.47)	(23.03)	--

Total distributions	(.37)	(.61)	(.54)	(23.22)	--

Net asset value, end of period	$11.28	$10.71	$11.62	$12.21	$32.99

Total Return	8.91%	(2.89)%	(.46)%	19.13%	(.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)	$4,496	$4,430	$4,498	$2,294	$2,093

Ratios to average net assets (b)
Expenses	1.30%	1.32%	1.30%	1.53%**	2.00%**
Net investment income	3.03%	3.16%	2.91%	2.80%**	4.50%**
Portfolio turnover rate	24.82%	16.38%	38.47%	13.38%	98.90%

*     Commencement of operations

**  Annualized

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

(a)       The Fund changed its year-end from May 31st to March 31st.
 (b)       Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2001

(1)	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
CornerCap Balanced Fund (the "Fund") is a series of shares of the CornerCap Group of Funds. CornerCap Group of Funds was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund (Note 4). The investment objective of the Fund is to obtain capital appreciation and current income. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
	A.	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
	B.	Security Transactions, Investment Income and Other - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
	C.	Federal Income Taxes - It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.
The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.
The Fund had approximately $288,000 in capital losses available to offset future gains which expire in 2009.
	D.	Distributions to Shareholders - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.
	E.	Accounting Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

March 31, 2001

(2)	TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
The Fund has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the "Advisor"), pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets.
In addition, the Fund has a service agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly at an annual rate of .30% of average net assets.
The Advisor will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub accounting and recordkeeping services. All fees and expenses associated with these and other functions including, but not limited to, expenses of legal compliance, shareholder communication and meetings of the Shareholders and the Board of Trustees will be paid by the Advisor.
(3)	PURCHASES AND SALES OF SECURITIES
For the year ended March 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,021,375 and $1,180,105, respectively.
(4)	STOCK SPLIT
Effective June 30, 1997, the Fund had a reverse stock split of 1 share for every 4 shares owned. The financial highlights for the period ended May 31, 1997 have been adjusted retroactively to reflect this split .